

Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:
441919AE7
Series Number of Class A-2 Certificates:
441919AF4
Original Sale Balance:             $474,825,000



Servicer Certificate (Page 1 of 3)

Distribution Date:                                    08/21/2000


Investor Certificateholder Floating Allocation            86.42%
Percentage
Investor Certificateholder Fixed Allocation               97.90%
Percentage

Aggregate Amount of  Collections                    2,628,362.86
Aggregate Amount of  Interest Collections             790,109.78
Aggregate Amount of  Principal Collections          1,838,253.08

Class A Interest Collections                          682,815.19
Class A Principal Collections                       1,702,933.63
Seller Interest Collections                           107,294.59
Seller Principal Collections                          135,319.45

Weighted Average Loan Rate                                14.83%
Net Loan Rate                                             13.83%

               Weighted Average Maximum Loan Rate         19.63%

Class A-1 Certificate Rate                                 6.85%
Maximum Investor Certificate Rate                         13.83%
Class A-1 Certificate Interest Distributed            312,850.06
Class A-1 Investor Certificate Interest Shortfall           0.00
before Policy Draw
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall             0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                  0.00

Class A-2 Certificate Rate                                 6.79%
Maximum Investor Certificate Rate                         13.83%
Class A-2 Certificate Interest Distributed             13,635.86
Class A-2 Investor Certificate Interest Shortfall           0.00
before Policy Draw
Unpaid Class A-2 Certificate Interest Shortfall             0.00
Received
Unpaid Class A-2 Certificate Interest Shortfall             0.00
Remaining
Unpaid Class A-2 Carryover Interest Amount                  0.00



Maximum Principal Dist. Amount (MPDA)               1,799,732.49
Alternative Principal Dist. Amount (APDA)           1,702,933.63
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount (SPDA)     1,702,933.63

Principal  allocable to Class A-1                   1,631,204.36
Principal allocable to Class A-2                       71,729.27
SPDA deposited to Funding Account                           0.00

Accelerated Principal Distribution Amount                   0.00

APDA allocable to Class A-1                                 0.00
APDA allocable to Class A-2                                 0.00

Reimbursement to Credit Enhancer                            0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss          17,898.69
Amount
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss             787.06
Amount
Cumulative Investor Liquidation Loss Amount            18,685.75

Total Principal allocable to A-1                    1,649,103.05
Total Principal allocable to A-2                       72,516.33

Beginning Class A-1 Certificate Principal Balance  51,380,484.69
Beginning Class A-2 Certificate Principal Balance   2,259,255.68
Ending Class A-1 Certificate Principal Balance     49,731,381.64
Ending Class A-2 Certificate Principal Balance      2,186,739.35

Class A-1 Factor                                       0.1093418
Class A-2 Factor                                       0.1093370
Pool Factor (PF)                                       0.1303300

Servicer Certificate (Page 2 of  3)

Distribution Date:                                    08/21/2000

Retransfer Deposit Amount                                   0.00
Servicing Fees Distributed                             46,718.61
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00

Aggregate Investor Liquidation Loss Amount             18,685.75
Investor Loss Reduction Amount                              0.00

Beginning Pool Balance                             64,871,716.36
Ending Pool Balance                                63,147,128.27
Beginning Invested Amount                          56,062,327.37
Ending Invested Amount                             54,340,707.99
Beginning Seller Principal Balance                  8,809,388.99
Ending Seller Principal Balance                     8,806,420.28
Additional Balances                                   135,319.45

Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any               0.00%
purchase of Subsequent Loans)
Principal Balance of Subsequent Loans                       0.00

Beginning Reserve Account Balance                   1,211,294.00
Ending Reserve Account Balance                      1,211,294.00

Beginning Seller Interest                               13.5797%
Ending Seller's Interest                                13.9459%


Delinquency & REO Status
   30 - 59 days (Del Stat 3)
     No. of Accounts                                         217
     Trust Balance                                  6,559,784.08
   60 - 89 days (Del Stat 4)
     No. of Accounts                                          43
     Trust Balance                                  1,218,359.74
   90+ days (Del Stat 5+)
     No. of Accounts                                          94
     Trust Balance                                  2,207,889.12
   270+ days (Del Stat 11+)
     No. of Accounts                                         117
     Trust Balance                                  3,777,819.73
   REO
     No. of Accounts                                          15
     Trust Balance                                    418,977.40

Rapid Amortization Event ?                                    No
   Failure to make payment within 5 Business Days             No
of Required Date ?
   Failure to perform covenant relating to                    No
Trust's Security Interest ?
   Failure to perform other covenants as                      No
described in the Agreement ?
   Breach of Representation or Warranty ?                     No
   Bankruptcy, Insolvency or Receivership                     No
relating to Seller ?
   Subject to Investment Company Act of 1940                  No
Regulation ?
   Servicing Termination ?                                    No

Servicer Certificate (Page 3 of  3)

Distribution Date:                                    08/21/2000

Event of Default ?                                            No
   Failure by Servicer to make payment within 5               No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                    No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants             No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                     No
relating to Master Servicer ?
   Trigger Event ?                                            No

Policy Fee Distributed to Credit Enhancer (Paid              N/A
directly from HFC)
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                          242,614.04
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00

Application of Available Funds
     Aggregate Amount of Collections                2,628,362.86
    Deposit for principal not used to purchase
subsequent loans
     Servicing Fee                                     46,718.61
     Prinicpal and Interest to Class A-1            1,961,953.11
     Prinicpal and Interest to Class A-2               86,152.19
     Seller's portion of Principal and Interest       242,614.04
     Funds deposited into Funding Account (Net)             0.00
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                  290,924.91
     Total                                          2,628,362.86

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer


Statement to Certificateholders (Page 1 of 2)


Distribution Date:                                    08/21/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation           86.4203%
Percentage
Class A Certificateholder Fixed Allocation              97.9045%
Percentage

Beginning Class A-1 Certificate Balance            51,380,484.69
Beginning Class A-2 Certificate Balance             2,259,255.68

Class A-1 Certificate Rate                              6.85000%
Class A-2 Certificate Rate                              6.79000%
Class A-1 Certificate Interest Distributed              0.687847
Class A-2 Certificate Interest Distributed              0.681793
Class A-1 Certificate Interest Shortfall                0.000000
Distributed
Class A-2 Certificate Interest Shortfall                0.000000
Distributed
Remaining Unpaid Class A-1 Certificate Interest         0.000000
Shortfall
Remaining Unpaid Class A-2 Certificate Interest         0.000000
Shortfall

Rapid Amortization Event ?                                    No
Class A-1 Certificate Principal Distributed             3.625797
Class A-2 Certificate Principal Distributed             3.625816
   Maximum Principal Distribution Amount                3.790307
   Scheduled Principal  Distribution Amount             3.586445
(SPDA)
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss Amount           0.039353
Distributed

Total Amount Distributed to Certificateholders          4.313390

Principal Collections deposited into Funding                0.00
Account
Ending Funding Account Balance                              0.00

Ending Class A-1 Certificate Balance               49,731,381.64
Ending Class A-2 Certificate Balance                2,186,739.35

Class A-1 Factor                                       0.1093418
Class A-2 Factor                                       0.1093370
Pool Factor (PF)                                       0.1303300

Unreimbursed Liquidation Loss Amount                        0.00
Accrued Interest on Unreimbursed Liquidation Loss           0.00
Amount
Accrued & Unpaid Interest on Unreimbursed                   0.00
Liquidation Loss Amount

Class A Servicing Fee                                  46,718.61

Beginning Invested Amount                          56,062,327.37
Ending Invested Amount                             54,340,707.99
Beginning Pool Balance                             64,871,716.36
Ending Pool Balance                                63,147,128.27

Credit Enhancement Draw Amount                              0.00



Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                    08/21/2000

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 3)
     No. of Accounts                                         217
     Trust Balance                                  6,559,784.08

   60 - 89 days (Del Stat 4)
     No. of Accounts                                          43
     Trust Balance                                  1,218,359.74

   90+ days (Del Stat 5+)
     No. of Accounts                                          94
     Trust Balance                                  2,207,889.12

   REO
     No. of Accounts                                          15
     Trust Balance                                    418,977.40

Aggregate Liquidation Loss Amount for Liquidated       21,621.95
Loans

Class A-1 Certificate Rate for Next Distribution   To be updated
Date
Class A-2 Certificate Rate for Next Distribution   To be updated
Date

Amount of any Draws on the Policy                           0.00

Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00

